Income Tax Provision (Benefit) (Detail) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Income tax provision/(benefit)
Income tax benefit at federal statutory rate	$ (5,289,000)	$ (4,508,000)
R & D credit	279,000	(155,000)
Stock options	205,000	386,000
Acquisition costs		374,000
Contingent asset/liability		(496,000)
Net operating loss adjustment	14,433,000
Other	(20,000)	3,000
Change in federal valuation allowance	(9,608,000)	4,396,000
Total